SEMI-ANNUAL REPORT

                                  JUNE 30, 2002


                             Letter to Shareholders
                       CHACONIA INCOME & GROWTH FUND, INC.

U.S. Market Review for First Half 2002

After signs of market recovery in the first quarter, results for the second quarter of 2002 took a swing back into negative territory. Economic indicators and market influences this year have been mixed. While during the first quarter the U.S. economy increased by 5.0%, second quarter estimates suggest that growth slowed to 1.1%. Additionally, unemployment in the U.S. increased during the quarter. On the other hand, manufacturing continues to rise slowly. Additionally, the U.S Federal Reserve has opted to leave interest rates unchanged so far this year largely because inflation has not surfaced as a threat to the recovery. Wholesale prices actually fell during the 12 months ending in June. And despite the economic challenges, U.S. consumers continue to support a recovery. They are still buying large ticket items like automobiles and homes.

However, recovery has not yet become evident in the market. Investors must regain full confidence in the U.S. equity markets. Relatively strong consumer spending numbers and generally positive economic indicators have been outweighed by continued tension in the world political environment, slow improvement in corporate profitability, and negative news flow on integrity in corporate financials. The gains seen in market performance during the first quarter were erased leaving the markets in the red for the first half of the year. The S&P 500 returned negative 13.2%, and the Russell 1000 ended down 12.8%. The technology-loaded NASDAQ indexed suffered a greater decline with a 24.8% loss from January through June. Many mutual fund investors continue to suffer even steeper declines. Large cap growth funds are down over 28% through July 2002. However, the Chaconia Income and Growth Fund continues to fair much better. Six month fund returns as of June 30, 2002 were negative 12.1%, protecting principal better than many other investment options.

The information technology and telecom sectors both began the year in negative territory, and at the end of June, these sectors reported declines nearly double that of any other sector at negative 32% and negative 35%, respectively. More defensive sectors have faired much better. Materials, energy and consumer staples held on to positive first quarter returns despite a negative second quarter.

Equity Outlook for Second Half of 2002

We believe that low interest rates and stimulative fiscal policy will drive consumer spending and business investment and improve corporate profitability over the long-term. Efforts by the U.S. Congress to hold corporate executives fully responsible for the actions of their companies should also help strengthen investor confidence. We expect to see improvement during the second half of 2002 and higher stock prices over the next 12 months. Historically, equity markets have often benefited from sharp improvements after steep declines. As the market bottoms out, it is ripe for such a rebound.

Your Chaconia fund is well positioned to benefit from an improving economic environment and strengthening investor confidence. The recent market declines have created rare investment opportunities for the fund. We have focused on identifying companies with strong growth prospects that are available at attractive valuations. We will continue to use our proven investment philosophy to seek better than average returns for our investors.




Judy Y Chang                        Clarry Benn
Chairman                            President


                      Chaconia Income & Growth Fund, Inc.
Schedule of Investments
June 30, 2002
(Unaudited)

Number of                                         Market
 Shares                                            Value
---------                                       -----------
           COMMON STOCKS - 70.2%

           Basic Materials - 1.5%
  10,500   Dow Chemical Co.*                     $ 360,990
                                                -----------

           Capital Goods - 2.0%
  16,300   General Electric Co.*                   473,515
                                                -----------

           Consumer Cyclicals - 1.5%
  18,000   TJX Cos Inc.*                           352,980
                                                -----------

           Consumer Staples - 2.1%
   6,200   Target Corp.*                           236,220
  14,000   Walt Disney Co.*                        264,600
                                                -----------
                                                   500,820
                                                -----------

           Financial Services - 12.5%
   9,000   Bear Stearns Companies, Inc.*           550,800
   9,000   Citigroup, Inc.*                        348,750
   7,500   Countrywide Credit Ind Inc.*            361,875
   9,600   Fannie Mae*                             708,000
   6,600   Lehman,Brothers Holdings*               412,632
   6,500   Merrill Lynch*                          263,250
   6,948   Morgan Stanley Dean Witter*             299,320
                                                -----------
                                                 2,944,627
                                                -----------

           Health Care - 15.1%
   8,000   Abbott Labs*                            301,200
   5,800   Amerisourcebergen Corporation*          440,800
   4,900   Barr Laboratories                       311,297
  12,000   Beckman Coulter Inc.*                   598,800
  13,333   King Pharmaceuticals Inc.               296,659
   6,500   Lilly (Eli) & Co.*                      366,600
   9,000   Merck & Co, Inc.*                       455,760
  11,000   Pfizer, Inc.*                           385,000
   8,000   Wyeth*                                  409,600
                                                -----------
                                                 3,565,716
                                                -----------

           Insurance - 2.8%
  10,000   Allstate Corp.*                         369,800
   4,000   Chubb Corp.                             283,200
                                                -----------
                                                   653,000
                                                -----------

           Integrated Oils - 8.5%
   5,000   Apache Corp.                            287,400
   8,300   Burlington Resources Inc.               315,400
   4,000   Devon Energy Corporation                197,120
  14,800   Exxon Mobil Corporation                 605,616
  20,000   Occidental Petroleum Corp.              599,800
                                                -----------
                                                 2,005,336
                                                -----------

           Mutual Funds - 7.0%
 892,123   Trinidad & Tobago Unit Trust Corporation
              First Unit Scheme f a              1,653,818
                                                -----------

           Other / Conglomerate - 4.7%
  27,700   Calpine Corp.*                          194,731
   5,000   Cendant Corporation                      79,400
  31,200   Flextronics Intl Ltd*                   222,456
   7,000   International Rectifier Corp.           204,050
  14,000   YUM! Brand Inc                          409,500
                                                -----------
                                                 1,110,137
                                                -----------

           Telecommunications - 3.7%
   8,800   Bell South Corp.                        277,200
   9,000   Centurytel Inc.                         265,500
   8,000   Verizon Communications Inc.             321,200
                                                -----------
                                                   863,900
                                                -----------

           Technology - 8.8%
   8,000   AOL Time Warner Inc.*                   117,680
  33,000   Adaptec Inc.*                           260,370
  38,000   Atmel Corporation*                      237,880
  42,000   Corning, Inc.*                          149,100
  21,600   Intel Corporation                       394,632
   6,200   IBM Corporation                         446,400
  18,000   Sungard Data Systems, Inc.*             476,640
                                                -----------
                                                 2,082,702
                                                -----------

           Total Common Stocks
           (cost $18,863,300)                   16,567,541
                                                -----------


See Notes to the Financial Statements.

                      Chaconia Income & Growth Fund, Inc.
Schedule of Investments (continued)
June 30, 2002
(Unaudited)

 Principal                                        Market
  Amount                                           Value
-----------                                     -----------

           CORPORATE BONDS - 10.7%

           Automotive - 4.4%
$300,000   Ford Motor Co.
           6.50% due 08/01/18                    $ 266,719
 300,000   General Motors Acceptance Corp.
           7.62% due 06/15/04                      317,535
  76,034   Honda Auto Lease Trust Series 1999-
           A Class A5 6.65% due 07/15/05            76,572
 350,000   Household Finance Corporation
           7.20% due 07/15/06                      367,553
                                                -----------
                                                 1,028,379
                                                -----------

           Banking - 0.9%
 200,000   American Express Credit Corp.
           7.20% due 09/17/07                      217,847
                                                -----------
           Communications - 2.4%
 350,000   Cox Communications Inc.
           6.87% due 06/15/05                      347,953
 350,000   Sprint Cap Corp.
           6.88% due 11/15/28                      219,564
                                                -----------
                                                   567,517
                                                -----------


           Consumer Cyclicals - 1.5%
 300,000   Wal-Mart Stores, Inc.
           7.25% due 06/01/13                      339,593
                                                -----------
           Cruise Lines - 1.5%
 350,000   Carnival Corp.
           6.15% due 04/15/08                      350,083
                                                -----------
           Total Corporate Bonds
           (cost $2,519,032)                     2,503,419
                                                -----------

           U.S. TREASURY OBLIGATIONS - 11.6%

 200,000   U.S. Treasury Note
           6.38% due 06/30/02                      200,000
1,000,000  U.S. Treasury Note
           6.75% due 05/15/05                    1,091,719
1,000,000  U.S. Treasury Note
           6.50% due 02/15/10                    1,118,193
 300,000   U.S. Treasury Bond
           6.00% due 02/15/26                      312,140
                                                -----------
           Total U.S. Treasury Obligations
           (cost 2,550,428)                     2,722,052
                                                -----------

           U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES - 9.6%

 521,148   Federal Home Loan Mortgage Company
           7.50% due 01/01/30                      548,068
1,000,000  Federal National Mortgage Association
           7.00% due 07/15/05                    1,094,351
 606,182   Government National Mortgage Company II
           #2741                                   618,873
                                                -----------
           Total U.S. Government Agency-Backed Mortgage Issues
           (cost $2,090,930)                     2,261,292
                                                -----------

SHORT-TERM INVESTMENTS - 0.4%

Number of
 Shares
---------
           Investment Companies - 0.4%
  87,715   First American Treasury
           Obligation Fund                          87,715
                                                -----------

           Total Short-Term Investments
           (cost $87,715)                           87,715
                                                -----------

           Total investments - 102.5%
           (cost $26,111,405)                   24,142,019
                                                -----------

           Liabilities less other assets - (2.5)% (590,085)
                                                -----------

           TOTAL NET ASSETS - 100.0%          $ 23,551,934
                                                ===========

       * Non-income producing security.
       a   Affiliated Issuer
       f   Foreign Security


See Notes to the Financial Statements.


                 CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------



Statement of Assets and Liabilities
June 30, 2002
(Unaudited)

ASSETS:
      Investments, at value
           Non-affiliates (cost $24,495,395)             $ 22,488,201
           Affiliates (cost $1,616,010)                     1,653,818
      Interest receivable                                     117,248
      Other assets                                             19,294
      Dividends receivable                                     19,251
      Receivable from fund shares sold                            570
                                                 ---------------------
      Total assets                                         24,298,382
                                                 ---------------------




LIABILITIES:
      Other accrued expenses                                  406,654
      Payable to Adviser                                      106,910
      Payable for securities purchased                         75,834
      Accrued service fees                                     53,283
      Accrued distribution fees                                40,627
      Payable for fund shares redeemed                         35,493
      Payable to Custodian                                     27,647
                                                 ---------------------
      Total liabilities                                       746,448
                                                 ---------------------

NET ASSETS                                               $ 23,551,934
                                                 =====================

NET ASSETS CONSIST OF:
      Capital stock ($0.01 par value)
           and paid in capital                           $ 34,558,489
      Accumulated net realized
           (loss) on investments                           (8,761,937)
      Distribution in excess of net
           investment income                                 (275,233)
      Net unrealized depreciation
           on investments                                  (1,969,385)
                                                 ---------------------
      Total net assets                                   $ 23,551,934
                                                 =====================

Shares outstanding (8,000,000 shares authorized)            2,802,167

Net asset value, redemption price
      and offering price per share                             $ 8.40
                                                 =====================

See Notes to the Financial Statements.

                 CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months Ended June 30, 2002
(Unaudited)

INVESTMENT INCOME:
      Interest income                                          $ 272,185
      Dividend income (net of withholding tax of $144)           251,016
      Other                                                       31,543
                                                    ---------------------
      Total investment income                                    554,744
                                                    ---------------------


EXPENSES:
      Shareholder servicing and accounting costs                 238,035
      Professional fees                                          141,315
      Advisory fees                                               71,122
      Distribution fees                                           67,860
      Reports to shareholders                                     43,132
      Other                                                       38,314
      Service fees                                                33,930
      Administration fees                                         19,910
      Directors fees                                               9,676
      Custody fees                                                 5,088
      Federal and state registration fees                          2,495
                                                    ---------------------
      Total expenses                                             670,877
                                                    ---------------------

NET INVESTMENT LOSS                                             (116,133)
                                                    ---------------------

REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS:
      Net realized (loss) on investments                        (445,603)
      Net realized (loss) on investments - Affiliates             (6,847)
      Net change in unrealized appreciation /
          (depreciation) on investments                       (3,389,263)
                                                    ---------------------
      Net realized and unrealized (loss)
          on investments                                      (3,841,713)
                                                    ---------------------

NET (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                             $ (3,957,846)
                                                    =====================

See Notes to the Financial Statements.


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                        Six Month Ended         Year Ended
                                                         June 30, 2002      December 31, 2001
                                                      --------------------  -------------------
                                                          (Unaudited)
OPERATIONS:
       Net investment income (loss)                            $ (116,133)            $ 68,303
       Net realized (loss) on investments                        (445,603)          (3,824,304)
       Net realized gain/(loss) on investment- Affiliates          (6,847)              24,999
       Net change in unrealized appreciation /
              (depreciation) on investments                    (3,389,263)             955,846
                                                      --------------------  -------------------
       Net (decrease) in net assets
             from operations                                   (3,957,846)          (2,775,156)
                                                      --------------------  -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                       -             (140,469)
                                                      --------------------  -------------------
       Total distributions                                              -             (140,469)
                                                      --------------------  -------------------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                                  514,205            1,891,337
       Reinvestment of dividends                                       (4)              96,639
       Payment for shares redeemed                             (3,239,931)         (12,096,693)
                                                      --------------------  -------------------
       Net (decrease) in net assets from
             capital share transactions                        (2,725,730)         (10,108,717)
                                                      --------------------  -------------------

TOTAL (DECREASE) IN NET ASSETS                                 (6,683,576)         (13,024,342)
                                                      --------------------  -------------------

NET ASSETS:
       Beginning of year                                       30,235,510           43,259,852
                                                      --------------------  -------------------

       End of year (including distributions in excess
       of net investment income of $275,233
       and $0, respectively.)                                $ 23,551,934         $ 30,235,510
                                                      ====================  ===================

CHANGES IN SHARES OUTSTANDING:
       Shares sold                                                 55,751              183,159
       Shares issued to holders in
             reinvestment of dividends                                 (1)               9,860
       Shares redeemed                                           (354,445)          (1,186,464)
                                                      --------------------  -------------------
       Net (decrease)                                            (298,695)            (993,445)
                                                      ====================  ===================

    See Notes to the Financial Statements.


                      CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------


Notes to the Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates fair value.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Notes to the Financial Statements (Continued)


e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2.   INVESTMENT TRANSACTIONS AND TAX INFORMATION

The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the year ended June 30, 2002, were as follows:


                                                  Purchases        Sales
U.S. Government..................................$  -           $1,406,787
Other............................................ 3,477,798      4,338,387

At June 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                  $   1,686,962
Depreciation                                                     (3,656,347)
                                                              ---------------
Net appreciation on investments                               $  (1,969,385)
                                                              ===============


At June 30,2002, the cost of investments for federal income tax purposes was $26,111,405.


                       CHACONIA INCOME & GROWTH FUND, INC.
-------------------------------------------------------------------------------

Notes to financial statements (continued)


3.   AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the "Adviser"). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

During 1999, the Fund entered into a service agreement with Chaconia Financial Services Corp. ("CFSC"), a registered broker-dealer, for personal service and/or the maintenance of shareholder accounts. Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by CFSC of the Fund's shares.

The Board of Directors has adopted a Distribution Plan (the "Plan") applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund's shares of up to 0.50% of the average daily net assets of the Fund.

For the six months ended June 30, 2002, the Fund incurred legal fees of $115,948 to Foley & Lardner (counsel for the Fund). Mr. Ulice Payne, a partner of the firm, is an officer of the Fund.

                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Notes to financial statements (continued)


4.   TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund; that is, the Fund's Chairman also served as Chairman of the Trinidad & Tobago Unit Trust Corporation advisory board during the period from January 1, 2002 through June 30, 2002.

                               Share Balance at                 Share Balance at
 Name of Issuer                January 1, 2002  Purchases Sales   June 30, 2002
 --------------                 --------------- --------- -----   -------------

 Trinidad & Tobago Unit Trust
 Corporation-First Unit Scheme     1,037,123       -      145,000     892,123


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------


Financial Highlights


                                        Six Months   Year         Year        Year         Year         Year
                                          Ended      Ended        Ended       Ended        Ended        Ended
                                         June 30, December 31, December 31, December 31, December 31, December 31,
                                           2002       2001        2000         1999        1998         1997
                                         ---------   --------   ---------   -----------   ---------   ---------
                                        (Unaudited)

Per Share Data (for a share outstanding throughout the year):

Net asset value, beginning
     of year                                $9.75     $10.57      $12.34       $12.47     $11.47      $10.44
                                         ---------   --------   ---------  -----------  ---------   ---------


Income from investment operations:
     Net investment income                  (0.10)      0.02 (1)    0.07         0.14       0.11        0.08
     Net realized and unrealized
        gain (loss) on investments          (1.25)     (0.80)      (1.77)        0.20       1.71        2.00
                                         ---------   --------   ---------  -----------  ---------   ---------
     Total from investment operations       (1.35)     (0.78)      (1.70)        0.34       1.82        2.08
                                         ---------   --------   ---------  -----------  ---------   ---------

Less distributions:
     From net investment income                 -      (0.04)      (0.07)       (0.14)     (0.11)      (0.09)
     From net realized gains                    -          -           -        (0.33)     (0.71)      (0.96)
                                         ---------   --------   ---------  -----------  ---------   ---------
     Total distributions                        -      (0.04)      (0.07)       (0.47)     (0.82)      (1.05)
                                         ---------   --------   ---------  -----------  ---------   ---------

     Net asset value, end of year           $8.40      $9.75      $10.57       $12.34     $12.47      $11.47
                                         =========   ========   =========  ===========  =========   =========

Total return                               (13.85)%    (7.33)%    (13.76)%       2.73%     15.87%      19.98%

Supplemental data and ratios:
     Net assets, end of period
     (in thousands)                       $23,552    $30,235     $43,260      $62,900    $43,762     $18,500

     Ratios of expenses to average
     net assets                              4.95%(2)   2.91%       1.94%        1.73%      1.99%       2.55%

     Ratio of net investment income
     to average net assets                  (0.86)(2)   0.19%       0.54%        1.19%      1.21%       0.98%

     Portfolio turnover rate                12.71%     19.65%      62.44%       65.75%     41.23%      35.04%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(2)  Annualized

See Notes to the Financial Statements.